CDC NVEST LARGE CAP VALUE FUND
                        CDC NVEST GROWTH AND INCOME FUND

   Supplement dated February 22, 2002 to CDC Nvest Equity Funds Prospectuses Classes A, B and C and Class Y dated May 1, 2001 as revised November 14, 2001

The Dividend Payment Schedule in the section entitled "Dividends and Distributions" is amended to reflect that, effective May 1, 2002, the dividend payment frequency will change for CDC Nvest Large Cap Value Fund from quarterly to annually and for CDC Nvest Growth and Income Fund from semi-annually to annually.



                                                                      SP162-0202